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                                                                    EXHIBIT 4.13
                                                                  CONFORMED COPY

                    PLEDGE AGREEMENT dated as of April 30, 1998, among CDRJ
               INVESTMENTS (LUX) S.A., a Luxembourg societe anonyme ("Parent"), CDRJ NORTH ATLANTIC (LUX) SARL, a Luxembourg societe a responsibilite limitee ("Lux SARL"), CDRJ LATIN AMERICA HOLDING COMPANY B.V., LATIN COSMETICS HOLDINGS B.V., REGIONAL COSMETICS HOLDING B.V., SOUTHERN COSMETICS HOLDINGS B.V. and CDRJ MEXICO HOLDING COMPANY B.V., each a legal entity in the form of a "besloten vennootschap met beperkte aansprakelijkheid" organized under the laws of The Netherlands (collectively, the "Dutch HoldCos"), CDRJ ACQUISITION CORPORATION (to be renamed JAFRA COSMETICS INTERNATIONAL, INC.), a Delaware corporation ("JCI"), JAFRA COSMETICS INTERNATIONAL, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States ("JCISA" and, together with JCI, the "Borrowers"), upon consummation of the Transactions, each Subsidiary of the Borrowers listed on Schedule I hereto (each such Subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrowers, Parent, Lux SARL, the Dutch HoldCos and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the
               Credit Agreement referred to below).   Capitalized terms used
               herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to below.

     Reference is made to (a) the Credit Agreement dated as of April 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Parent, the Borrowers, the lenders from time to time party thereto (the "Lenders"), the Issuing Bank and Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as swingline lender and as Collateral Agent, (b) the Parent Guarantee Agreement, (c) the JCI Guarantee Agreement, (d) the JCISA Guarantee Agreement (together with the JCI Guarantee Agreement, the "Cross Guarantee Agreements"),
(e) the JCI Subsidiary Guarantee Agreement and (f) the JCISA Subsidiary Guarantee Agreement (together with the JCI Subsidiary Guarantee Agreement, the "Subsidiary Guarantee Agreements").

     The Lenders have agreed to make Loans to the Borrowers and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. As set forth in the respective Guarantee Agreements, the Guarantors have agreed to guarantee, among other things, the obligations of the Borrowers under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure:

          (a) in the case of each Borrower, (i) the due and punctual payment by it of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on its Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by it under the Credit Agreement in respect of any Letter of Credit issued for its benefit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (C) all other monetary obligations, including fees, costs, expenses and indemnities, whether direct, contingent, fixed or otherwise (including monetary obligations incurred
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     during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) if it to the Secured Parties under the Credit Agreement and the other Loan Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of it under or pursuant to the Credit Agreement, its respective Cross Guarantee Agreement and the other Loan Documents to which it is a party, (iii) unless otherwise agreed to in writing by the counterparty thereto, the due and punctual payment and performance of all its obligations under each Hedging Agreement entered into with any counterparty, (whether or not a Lender or an Affiliate thereof), and (iv) the due and punctual payment and performance of all guarantee obligations of such Borrower referred to in Section 6.01(d)(ii) of the Credit Agreement as to which any Lender or any Affiliate thereof is originally a beneficiary (in the case of JCI, the "JCI Secured Obligations" and in the case of JCISA, the "JCISA Secured Obligations"; the JCI Secured Obligations and the JCISA Secured Obligations are referred to collectively as the "Borrower Secured Obligations");

          (b) in the case of Parent, the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of Parent under or pursuant to the Parent Guarantee Agreement and the other Loan Documents (the "Parent Secured Obligations");

          (c) in the case of each Subsidiary Pledgor, the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of such Subsidiary Pledgor under or pursuant to the applicable Subsidiary Guarantee Agreement and the other Loan Documents to which it is a party (in the case of each such Subsidiary Pledgor, the "Individual Subsidiary Pledgor Secured Obligations"; all Individual Subsidiary Pledgor Secured Obligations are referred to collectively as the "Subsidiary Pledgor Secured Obligations");

          (d) in the case of Lux SARL, the due and punctual payment and performance by each Borrower of such Borrower's Borrower Secured Obligations (the "SARL Secured Obligations"); and

          (e) in the case of each Dutch HoldCo, the due and punctual payment and performance by JCISA of all the JCISA Secured Obligations (in the case of each such Dutch HoldCo, the "Individual Dutch HoldCo Secured Obligations"; all Individual Dutch HoldCo Secured Obligations are referred to collectively as the "Dutch HoldCo Secured Obligations"; and the Borrower Secured Obligations, the Parent Secured Obligations, the Subsidiary Pledgor Secured Obligations, the SARL Secured Obligations and the Dutch HoldCo Secured Obligations are referred to collectively hereinafter as the "Obligations", such term when used with reference to a specific Pledgor being understood to refer to such Pledgor's respective monetary and other obligations referred to in the preceding clauses (a) through (e)).

     Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

     SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of its respective Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in and lien on all of the Pledgor's right, title and interest in, to and under (a) the shares of capital stock or other equity interests owned by it (assuming consummation of the Transactions) and listed on Schedule II hereto and any shares of capital stock of, or other equity interests in, the respective issuers listed on Schedule II and, upon acquisition thereof, any other shares required to be pledged by a Pledgor pursuant to Section 5.11 of the Credit Agreement obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"), provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of stock of any Foreign Subsidiary of JCI or of any Foreign Subsidiary of a Domestic Subsidiary of
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Parent, (ii) directors' qualifying shares or shares held by nominees, or (iii)
the capital stock of any after acquired or organized Subsidiary of a Pledgor until such time as such stock is required to be pledged pursuant to Section 5.11 of the Credit Agreement; (b)(i) the debt securities listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to a Pledgor (other than intercompany debt securities) and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any Pledged Stock or Pledged Debt Securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank (or in the case of shares of Mexican companies, the endorsement in guaranty of each share certificate in favor of the Collateral Agent in accordance with Mexican law) or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

     SECTION 2. Delivery of the Pledged Securities. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all
(i) Pledged Stock that is certificated and (x) issued by an entity organized under the laws of the United States of America or a State thereof or (y) issued by an entity organized under the laws of a jurisdiction other than the United States or a State or territory thereof, to the extent required to perfect the security interest in such Pledged Stock and (ii) all Pledged Debt Securities which are evidenced by a promissory note.

     (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any Person [(other than intercompany debt)] that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms thereof.

     SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

          (a) assuming consummation of the Transactions, on the date hereof the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

          (b) except for the security interest granted hereunder and except as permitted under Section 6.02, 6.04 or 6.05 of the Credit Agreement, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Securities, other than pursuant hereto;
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          (c)  the Pledgor (i) has the power and authority to pledge the Pledged
     Securities in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement or as otherwise permitted by the Credit Agreement), however arising, of all Persons whomsoever;

          (d) on the date hereof when the Pledged Stock which is certificated and governed by the law of a State of the United States of America, together with stock powers, and the Pledged Debt Securities evidenced by notes, together with bond powers, are delivered to the Collateral Agent (assuming the continued possession of such Pledged Stock and Pledged Debt Securities by the Collateral Agent), the Collateral Agent will obtain a valid and perfected first lien upon and security interest in the Pledged Stock and Pledged Debt Securities;

          (e) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

          (f) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof;

          (g) upon the acquisition of any stock of a Subsidiary acquired after the Closing Date that is required to be pledged pursuant to Section 5.11 of the Credit Agreement, the respective Pledgor shall deliver a schedule of such additional stock to the Collateral Agent and such information shall be made a part of Schedule II hereof and such stock shall be deemed Pledged Stock; and

          (h) on the date hereof, the Collateral Agent will have a perfected pledge in the shares of any Mexican companies whose shares have been pledged, as applicable, when the share certificates of such Mexican companies are (i) in the possession of the Collateral Agent, (ii) duly endorsed in guaranty in its favor and (iii) the pledge of shares of any Mexican companies hereunder has been duly registered in the Shareholders Registry Book of the relevant company or, in the case of Jafra Cosmetics,
     S. de R.L., the security interests will be perfected by means of (i) corporate approval of pledge, (ii) the delivery of certificates evidencing ownership of interests therein to the Collateral Agent and (iii) notations thereof in the corporate records.

     SECTION 4. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise the rights specified herein to the relevant Pledgor or Pledgors, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent.

     SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent has given notice as specified in clause (b) or (c) below:

          (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose; provided, however, that such Pledgor will not be entitled to exercise any such right (other than in connection with a transaction permitted by the Credit Agreement) which would result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (ii) The Collateral Agent shall promptly execute and deliver to each Pledgor, or cause to be promptly executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling
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     such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

          (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent such cash dividends, interest and principal are permitted by the Credit Agreement. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default and subsequent notice by the Collateral Agent to the relevant Pledgor or Pledgors of its intent to exercise such rights, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by any Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

     (c) Upon the occurrence and during the continuance of an Event of Default and subsequent notice by the Collateral Agent to the relevant Pledgor or Pledgors of its intent to exercise such rights, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

     SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem
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appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give a Pledgor at least 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof,
(a) a written agreement to purchase the Collateral entered into with a Person (other than a Lender or an affiliate thereof) or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

     Certain rights and remedies of the Collateral Agent hereunder, may with respect to Collateral issued by a Person not organized under the laws of a jurisdiction of the United States of America, be limited. The Collateral Agent, with respect to such Collateral, acknowledges such limitations and agrees to comply with applicable laws with respect thereto.
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     SECTION 7.  Application of Proceeds of Sale.  The proceeds of any sale of
Collateral pursuant to Section 6, as well as any Collateral consisting of cash, may, in the sole discretion of the Collateral Agent, be applied by the Collateral Agent against the respective Obligations of the relevant Pledgor then due and owing in the following order of priority:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations of the relevant Pledgor, including all court costs and the reasonable fees and expenses of the Collateral Agent's agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of such Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations of the relevant Pledgor (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such Obligations owed to them on the date of any such distribution); and

          THIRD, to the relevant Pledgor, its successors or assigns or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

     The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 8. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Agent agrees not exercise such power except upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any applicable Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or, except as otherwise provided herein, to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.
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                                                                               8

     SECTION 9. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.01 of the Credit Agreement.

     SECTION 10. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute reasonable discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its reasonable discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 10 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

     SECTION 11. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent shall determine to sell any of the Pledged Stock of the respective Pledgor at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its reasonable best efforts to take or to cause the issuer of such Pledged Stock to (a) execute and deliver, and use its best efforts to cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Federal Securities Laws, (b) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold and
(c) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Federal Securities Laws and the rules and regulations of the Securities and Exchange Commission applicable thereto. The respective Pledgor further agrees, upon such written request referred to above, to use its reasonable best efforts to qualify, file or register, or cause the issuer of such Pledged Stock to qualify, file or register, any of the Pledged Stock under the Blue Sky or other securities laws of such states of the United States as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 11. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this
Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

     SECTION 12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of its Obligations or in respect of this Agreement (other than the performance or payment in full of all the Obligations, as the case may be).

     SECTION 13. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

     (b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any Person (unless sold or transferred to a Person that is required to pledge such Collateral to the Collateral Agent pursuant to Section 5.11 of the Credit Agreement), or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.01(d) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

     (c) If all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Borrowers pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action and the security interest in the Collateral of such Pledgor shall be automatically released.

     (d)  In connection with any termination or release pursuant to paragraph
(a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release and shall deliver to such Pledgor all related Collateral of such Pledgor held by the Collateral Agent. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

     SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.02 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the applicable Borrower.

     SECTION 15. Further Assurances. Each Pledgor agrees to do such further reasonable acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

     SECTION 16. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except with the consent of the Collateral Agent or as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder

     SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank.

     (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     SECTION 19. Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 20. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

     SECTION 21. Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts of any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its address set forth in Section 14 or at such other address of which the parties hereto shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this
Section 21 any punitive damages.

     SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     SECTION 23. Additional Pledgors. Pursuant to Section 5.11 of the Credit Agreement, the stock (or a portion thereof) of certain Subsidiaries that were not Subsidiaries on the Closing Date must be pledged to the Collateral Agent for the benefit of the Secured Parties. Upon execution and delivery by the Collateral Agent and such holder of stock of an instrument in the form of Annex 1, such holder shall become a Pledgor and, if applicable, a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Pledgor and, if applicable, a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor and, if applicable, a Subsidiary Pledgor as a party to this Agreement.

     SECTION 24. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. Promptly upon any such filing, the Collateral Agent shall deliver a copy of such filing to the respective Pledgor.

     SECTION 25. Integration. This Agreement represent the agreement among the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the parties hereto relative to the subject matter hereof not expressly set forth or referred to herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                      CDRJ INVESTMENTS (LUX) S.A.

                                          By /s/ Ralph S. Mason
                                             -----------------------------------
                                             Name:  Ralph S. Mason
                                             Title:  Vice Chairman and EVP

                                          By /s/ David A. Novak
                                             -----------------------------------
                                             Name:  David A. Novak
                                             Title:  Secretary and Director


                                      CDRJ NORTH ATLANTIC (LUX) S.A.R.L.


                                          By /s/ David A. Novak
                                             -----------------------------------
                                             Name: David A. Novak
                                             Title:  Manager


                                      CDRJ LATIN AMERICA HOLDING COMPANY B.V.

                                      By: CDRJ Holding Company, its sole
                                          managing director

                                          By /s/   David A. Novak
                                             -----------------------------------
                                             Name: David A. Novak
                                             Title: Vice President, Secretary
                                                    and Treasurer


                                      LATIN COSMETICS HOLDINGS B.V.

                                      By: CDRJ Holding Company, its sole
                                          managing director

                                          By /s/   David A. Novak
                                             -----------------------------------
                                             Name:   David A. Novak
                                             Title:  Vice President, Secretary
                                                     and Treasurer


                                      REGIONAL COSMETICS HOLDINGS B.V.

                                      By: CDRJ Holding Company, its sole
                                          managing director

                                          By /s/    David A. Novak
                                             -----------------------------------
                                             Name:   David A. Novak
                                             Title:  Vice President, Secretary
                                                     and Treasurer


                                      SOUTHERN COSMETICS HOLDINGS B.V.

                                      By: CDRJ Holding Company, its sole
                                          managing director

                                          By /s/ David A. Novak
                                             -----------------------------------
                                             Name:   David A. Novak
                                             Title:  Vice President, Secretary
                                                     and Treasurer

                                      CDRJ MEXICO HOLDING COMPANY B.V.

                                      By: CDRJ Holding Company, its sole
                                          managing director

                                          By /s/  David A. Novak
                                             -----------------------------------
                                             Name:   David A. Novak
                                             Title:  Vice President, Secretary
                                                     and Treasurer


                                      CDRJ ACQUISITION CORPORATION

                                          By /s/  Ralph S. Mason
                                             -----------------------------------
                                             Name: Ralph S. Mason
                                             Title:  Vice Chairman and EVP


                                      JAFRA COSMETICS INTERNATIONAL, S.A. DE
                                      C.V.

                                          By /s/  David A. Novak
                                             -----------------------------------
                                             Name: David A. Novak
                                             Title:  Vice President


                                      CREDIT SUISSE FIRST BOSTON, as Collateral
                                      Agent,

                                          By /s/  Laurie Sivaslian
                                             -----------------------------------
                                             Name: Laurie Sivaslian
                                             Title:  Director


                                          By /s/  David Kratovil
                                             -----------------------------------
                                             Name: David Kratovil
                                             Title:  Director

                                                               Schedule I to the
                                                                Pledge Agreement

                              SUBSIDIARY PLEDGORS


None

                                                              Schedule II to the
                                                                Pledge Agreement
                                 CAPITAL STOCK


  ---------------------------------------------------------------------------------------------------------------
                                                                               Stock
                                                                               -----
                                                                            Certificate     Type of       % of
                                                                            -----------     -------      ------
         Issuer                                       Stockholder             Number        Stock        Stock*
         ------                                       -----------             ------        -----        ------
  ---------------------------------------------------------------------------------------------------------------
  CDRJ North Atlantic (Lux) Sarl             CDRJ Investments (Lux) S.A.         N/A        common        100
  ---------------------------------------------------------------------------------------------------------------
  CDRJ Acquisition Corporation (to be        CDRJ North Atlantic (Lux) Sarl       2         common        100
  renamed Jafra Cosmetics International,
  Inc.)
  ---------------------------------------------------------------------------------------------------------------
  CDRJ Latin America Holding                 CDRJ North Atlantic (Lux) Sarl      N/A        common        100
  Company, B.V.
  ---------------------------------------------------------------------------------------------------------------
  Jafra Cosmetics International S.A. de      Latin Cosmetics Holdings B.V.       N/A        common        20.53
  C.V.
  ---------------------------------------------------------------------------------------------------------------
  Jafra Cosmetics International S.A. de      Regional Cosmetics Holding          N/A        common        19.87
  C.V.                                       B.V.
  ---------------------------------------------------------------------------------------------------------------
  Jafra Cosmetics International S.A. de      Southern Cosmetics Holding          N/A        common        19.20
  C.V.                                       B.V.
  ---------------------------------------------------------------------------------------------------------------
  Jafra Cosmetics International S.A. de      CDRJ Mexico Holding                 N/A        common        17.88
  C.V.                                       Company B.V.
  ---------------------------------------------------------------------------------------------------------------
  Jafra Cosmetics International S.A. de      CDRJ Latin America Holding          N/A        common        22.52
  C.V.                                       Company, B.V.
  ---------------------------------------------------------------------------------------------------------------
  CDRJ Europe Holding Company B.V.           CDRJ Acquisition Corporation        N/A        common        100
                                             (to be renamed Jafra Cosmetics
                                             International, Inc.
  ---------------------------------------------------------------------------------------------------------------

     * excluding directors' qualifying shares.


                                DEBT SECURITIES


         None

                                                                  Annex 1 to the
                                                                Pledge Agreement

                    SUPPLEMENT NO.    dated as of     , to the PLEDGE AGREEMENT
               dated as of April 30, 1998, among CDRJ INVESTMENTS (LUX) S.A., a Luxembourg societe anonyme ("Parent"), CDRJ NORTH ATLANTIC (LUX) SARL, a Luxembourg societe a responsibilite limitee ("Lux SARL"), CDRJ LATIN AMERICA HOLDING COMPANY B.V., LATIN COSMETICS HOLDINGS B.V., REGIONAL COSMETICS HOLDING B.V., SOUTHERN COSMETICS HOLDINGS B.V. and CDRJ MEXICO HOLDING COMPANY B.V., each a legal entity in the form of a "besloten vennootschap met beperkte aansprakelijkheid" organized under the laws of The Netherlands (collectively, the "Dutch HoldCo's"), JAFRA COSMETICS INTERNATIONAL, INC., a Delaware corporation ("JCI"), JAFRA COSMETICS INTERNATIONAL, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States ("JCISA" and, together with JCI, the "Borrowers"), each subsidiary of the Borrowers listed on Schedule I hereto (each such subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrowers, Parent, Lux SARL, the Dutch HoldCo's and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to below.

     A. Reference is made to (a) the Credit Agreement dated as of April 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Parent, the Borrowers, the lenders from time to time party thereto (the "Lenders"), the Issuing Bank and Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as swingline lender and as Collateral Agent, (b) the Parent Guarantee Agreement, (c) the JCI Guarantee Agreement, (d) the JCISA Guarantee Agreement (together with the JCI Guarantee Agreement, the "Cross Guarantee Agreements"),
(e) the JCI Subsidiary Guarantee Agreement and (f) the JCISA Subsidiary Guarantee Agreement (together with the JCI Subsidiary Guarantee Agreement, the "Subsidiary Guarantee Agreements").

     B. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.11 of the Credit Agreement, the stock (or a portion thereof) of certain Subsidiaries that were not Subsidiaries on the Closing Date must be pledged to the Collateral Agent for the benefit of the Secured Parties, and the Subsidiary which owns such stock (if not already a party) is required to enter into the Pledge Agreement as a Pledgor, and if applicable, a Subsidiary Pledgor. Section 23 of the Pledge Agreement provides that such Subsidiaries may become Pledgors, and if applicable, Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgor agree as follows:

     SECTION 1. In accordance with Section 23 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor there under are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of its respective Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor", as applicable, in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

     [If New Pledgor is not a Subsidiary Pledgor, add relevant information with respect to its "Obligations" and incorporate such into the definition of "Obligations" in the Pledge Agreement.]

     SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Pledgor hereby represents and warrants that, on the date hereof, set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

     SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing (including by facsimile transmission) and given as provided in Section 14 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of JCI.


     IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                              [Name of New Pledgor],

                                 by___________________________________
                                    Name:
                                    Title:
                                    Address:


                              CREDIT SUISSE FIRST BOSTON, as Collateral Agent,

                                 by___________________________________
                                    Name:
                                    Title:


                                 by___________________________________
                                    Name:
                                    Title:

                                                                   Schedule I to
                                                                  Supplement No.
                                                         to the Pledge Agreement

                     Pledged Securities of the New Pledgor
                     -------------------------------------


                                 CAPITAL STOCK



              Number of      Registered       Number and        Percentage of
 Issuer      Certificate       Owner        Class of Shares        Shares
--------     -----------     ----------     ---------------     -------------


                                DEBT SECURITIES

              Principal
 Issuer        Amount           Payee        Date of Note       Maturity Date
--------       ------           -----        ------------       -------------